Exhibit 99.2
June 15, 2007
Securities and Exchange Commission
Washington, D.C. 20549
Commissioners:
We have read Alico, Inc.’s statements included under Item 4.01 of its Form 8-K filed on June 15, 2007, and we agree with such statements concerning our firm.
Tedder, James, Worden & Associates, P.A.
800 N. Magnolia Avenue, Suite 1700 \ Orlando, Florida 32803
www.TJWcpa.com \ 800.820.0621 \ 407.898.2727 \ Fax: 407.895.1335 \ Email: Info@TJWcpa.com
An Independently Owned Member of the RSM McGladrey Network